(Lessor): Lisa Vardakis, SLC, UT  84111 of: M.N.V. Holdings, LLC

Lessee hereby offer to lease from Lessor the premises situates in the City of Salt Lake City, County of Salt Lake, State of Utah, described as;

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upon the following term and conditions.

(1) TERMS & RENT: Lessor demises the above promises for a term of (2) (Check One) |_| Months, |X| Years, to commence on this 19 day of June, 1997, and terminating on this 19 day of June, 1999 or sooner as provided herein at the annual rental of ($36,000) _______________________________________ DOLLARS,
payable in equal installments in advance on the first day of each month for that month's rental, during the term of this lease. All rental payments shall be made to Lessor, at the address specified above.

(2) USE: Lessee shall use and occupy the premises for Pawn Shop. The premises shall be used for no other purpose. Lessor represents that the premises may lawfully be used for such purpose.

(3) CARE & MAINTENANCE OF PREMISES: Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises and shall surrender the same, at termination hereof, in as good condition as received, normal wear and tear expected. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundation, and: Net Net Net
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which shall be maintained by the Lessor. Lessee shall also maintain in good condition adjacent to the premises, such as sidewalks, driveways, lawns, and shrubbery, which would otherwise be required to be maintained by Lessor.

(4) ALTERATIONS: Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions, or improvements, in, to or about the premises.

(5) ORDINANCES & STATUTES: Lessee shall comply with all statutes, ordinances and requirements of all municipal, state and federal authorities now in force, or which may hereafter be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

(6) ASSIGNMENT & SUBLETTING: Lessee shall not assign this lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor, may terminate this lease.

(7) UTILITIES: All applications and connections for necessary utility services on the demised premises shall be made in the name of the Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services.


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(8)       ENTRY & INSPECTION: Lessee shall permit Lessor or Lessor's agents, to enter upon the premises at reasonable times and upon reasonable notice, for the purpose of inspecting the same, and will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

(9) POSSESSION: If Lessor is unable to deliver possession of the premises at the commencement hereof, Lessor shall not be liable for any damage caused thereby, nor shall this lease be void or voidable, but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within ______ days of the commencement of the term hereof.

(10) INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claims for damages, no matter how caused.

(11) INSURANCE: Lessee, at his expense, shall maintain plate glass and public liability insurance including bodily injury and property damage insuring Lessee and Lessor with minimum coverage as follows:
Five percent increase
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Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The Certificate shall provide for a ten-day written notice to Lessor in the event of cancellation or material change of coverage. To the maximum extent permitted by insurance policies which may be owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation which might otherwise exist.

(12)      OTHER AGREEMENTS NOT COVERED: (To be made a part of this Lease
Agreement)

          Lessor grants an option to extend for 2 additional years.


          Signed this 19 day of June, 1997 in the presence of each other.


          /s/ Vincent C. Lombardi, Director      /s/ Michael Verdakis
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          (Lessee's Signature)                   (Lessor's Signature)


          /s/ Pawnbrokers Exchange, Inc.         /s/ M.N.V. Holdings, LLC
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          (Lessee's Signature)                   (Agent for Lessor)


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          (Phone)                                (Phone)